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                                                                    EXHIBIT 16.2


                                AJ. ROBBINS, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS
                                 AND CONSULTANTS
                         3033 EAST 1ST AVENUE, SUITE 201
                             DENVER, COLORADO 80206







Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read and agree with the comments in Item 4 of Form 8-K of Reliable Power Systems, Inc. dated December 3, 2001.



                                                AJ. ROBBINS, P.C.
                                                CERTIFIED PUBLIC ACCOUNTANTS
                                                AND CONSULTANTS





DENVER, COLORADO
DECEMBER 3, 2001